UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HOSPITALITY INVESTORS TRUST, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON AUGUST 5, 2020

The following press release, dated July 15, 2020, and Notice of Change of Location, dated July 15, 2020, each relate to the definitive proxy statement (the “Proxy Statement”) of Hospitality Investors Trust, Inc. (the “Company”), dated May 8, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Company’s Board of Directors for use at the 2020 Annual Meeting of Stockholders to be held on Wednesday, August 5, 2020 at 1:00 p.m., Eastern Time.

This supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about July 15, 2020.

This supplement should be read in conjunction with the Proxy Statement.

Hospitality Investors Trust Announces Virtual Format for
2020 Annual Meeting of Stockholders

NEW YORK – July 15, 2020 – Hospitality Investors Trust, Inc. (the “Company”) announced today that due to the public health impact of the COVID-19 pandemic and continuing concern for the safety and well‑being of its stockholders, directors and employees, the format of its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) has been changed from in-person to a virtual format and will be held solely by means of remote communication via a live webcast. While the previously announced date and time of the Annual Meeting, Wednesday, August 5, 2020 at 1:00 p.m., Eastern Time, has not changed, stockholders will not be able to attend the Annual Meeting in person.

As described in the Company’s proxy materials previously distributed for the Annual Meeting, stockholders at the close of business on May 7, 2020, the record date, are entitled to attend and participate in the Annual Meeting.  To attend, participate in and/or vote at the virtual Annual Meeting at www.virtualshareholdermeeting.com/HIT2020, stockholders must enter the 16-digit control number found on their proxy card or voting instruction form or notice previously distributed. Authenticated stockholders will be able to vote and submit questions online during the meeting by following the instructions available on the Annual Meeting website.

For additional information regarding how stockholders may attend, participate in and/or vote at the virtual Annual Meeting, please refer to the Company’s supplemental proxy materials filed today with the Securities and Exchange Commission (the “SEC”).

Hospitality Investors Trust, Inc.

Hospitality Investors Trust, Inc. is a publicly registered, non-traded real estate investment trust (“REIT”). Hospitality Investors Trust’s strategy focuses on owning and operating stable, institutional quality and strategically located select-service lodging properties in the United States branded by premium national hotel brands.

Important Notice

This press release contains forward-looking statements, and such statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes. Forward-looking statements may include, but are not limited to, statements regarding stockholder liquidity and investment value and returns. The words “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “may,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Factors that might cause such differences include, but are not limited to: factors included in the Company’s reports filed with the SEC, particularly in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s latest Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 30, 2020, as such Risk Factors have been updated by the Company’s latest Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020, filed with the SEC on May 14, 2020, and may be updated from time to time in subsequent reports. The Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts
Tara Keating Brooks
tbrooks@hitreit.com

Hospitality Investors Trust, Inc.
Park Avenue Tower
65 East 55th Street, Suite 801
New York, New York 10022

NOTICE OF CHANGE OF LOCATION OF THE ANNUAL MEETING
OF STOCKHOLDERS

To Be Held on August 5, 2020

July 15, 2020

To the Stockholders of Hospitality Investors Trust, Inc.:

Due to the public health impact of the COVID-19 pandemic and our continuing concern for the safety and well-being of our stockholders, directors and employees, the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Hospitality Investors Trust, Inc., a Maryland corporation (the “Company,” “we,” “us,” or “our”), has been changed from in-person to a virtual format and will be held solely by means of remote communication via a live webcast. You will not be able to attend the Annual Meeting in person. The previously announced date and time of the Annual Meeting, Wednesday, August 5, 2020 at 1:00 p.m., Eastern Time, has not changed.

This change does not affect your ability to vote in advance of the Annual Meeting using one of the methods set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement that was mailed to you on or about May 8, 2020 and filed with the SEC on April 28, 2020 (the “Proxy Statement”).  We encourage all stockholders to vote their shares as soon as possible to ensure a quorum at the Annual Meeting.  As described in the Proxy Statement, record holders of shares of our common stock, par value $0.01 per share, and the sole outstanding share of our preferred stock designated as the Redeemable Preferred Share, par value $0.01 per share, at the close of business on May 7, 2020, the record date, are entitled to vote at the Annual Meeting.

To access the Annual Meeting, please go to www.virtualshareholdermeeting.com/HIT2020.  To be admitted to the Annual Meeting, you must enter the control number found on your proxy card, voting instruction form or notice you previously received.  We encourage stockholders to log in to the website and access the meeting prior to the Annual Meeting’s start time. Authenticated stockholders will be able to vote and submit questions online during the meeting by following the instructions available on the Annual Meeting website.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy online, by telephone, or by mail in order to ensure a quorum.  You will have the right to revoke your proxy and vote your shares by one of the methods described in the Proxy Statement.

The proxy card or voting instruction form included with the Proxy Statement previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

Except as specifically supplemented by the information contained herein, all information set forth in the Proxy Statement remains unchanged.

By Order of the Board of Directors,

Paul C. Hughes
General Counsel and Secretary

The 2020 Annual Meeting of Stockholders on August 5, 2020 at 1:00 p.m., Eastern Time, will be available at www.virtualshareholdermeeting.com/HIT2020.  The Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2019 are available at: www.proxyvote.com/HIT.  The Company’s SEC filings are also available on the SEC’s website at www.sec.gov.